UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 4, 2015

Comcast Corporation

(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 4, 2015, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three months ended March 31, 2015.  The press release is attached hereto as Exhibit 99.1. Exhibit 99.2 sets forth the reasons Comcast believes that presentation of the non-GAAP financial measures contained in the press release provides useful information to investors regarding Comcast’s financial condition and results of operations. To the extent material, Exhibit 99.2 also discloses the additional purposes, if any, for which Comcast’s management uses these non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is included in the press release itself.  Comcast does not intend for this Item 2.02 or Exhibit 99.1 or Exhibit 99.2 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Comcast Corporation press release dated May 4, 2015.
99.2	Explanation of Non-GAAP and Other Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: May 4, 2015	By:	/s/ Lawrence J. Salva
Lawrence J. Salva
Executive Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)